                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

        Each director of Washington Banking Company (the "Company"), whose signature appears below, hereby appoints Michal Cann, as his attorney to sign, in his name and behalf and in any and all capacities stated below, (i) the Company's Registration Statement on Form S-1 (the "Registration Statement") for the registration of securities in connection with the Company's offering of common stock, no par value, ("Common Stock"), as described in the Prospectus included in the Registration Statement, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statement to become effective (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission;
(ii) any document deemed necessary by such attorney to cause the issuance of securities to be made in compliance with the Blue Sky and securities laws of any state or foreign jurisdiction (the signing of any such document to be conclusive evidence that the attorney considers such document necessary or desirable); and
(iii) any and all such documents upon the advice of legal counsel to carry out the offering of the Common Stock to the public, each such person hereby granting to each such attorney power to act with our without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities indicated, on the 26th day of March, 1998.


                 SIGNATURE                                    TITLE
                 ---------                                    -----


/s/Michal Cann                                              Director
------------------------------
Michal Cann


/s/Orlan Dean                                               Director
------------------------------
Orlan Dean


/s/Marlen Knutson                                           Director
------------------------------
Marlen Knutson

/s/Karl C. Krieg, III
Karl C. Krieg                                               Director
------------------------------


/s/Jay T. Lien                                              Director
------------------------------
Jay T. Lien

/s/Robert B. Olson                                          Director
------------------------------
Robert B. Olson


/s/Anthony B. Pickering                                     Director
------------------------------
Anthony B. Pickering


/s/Alvin J. Sherman                                         Director
------------------------------
Alvin J. Sherman


/s/Edward J. Wallgren                                       Director
------------------------------
Edward J. Wallgren




                                      -2-